SUB-ITEM 77Q1(E)

                           SECOND AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT


         This Second Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to March 9, 2007 and entered into as of the effective dates indicated on Exhibit "A" between AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement, and AIM.

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and AIM agree as follows:

         1. Each Fund, for itself and its Portfolios, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities.

         2. Neither a Fund nor AIM may remove or amend the fee waivers to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Fund, by vote of its Board of Trustees, or AIM terminates the fee waiver, or a Fund and AIM are unable to reach an agreement on the amount of the fee waiver to which the Fund and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations.

         IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                           AIM COUNSELOR SERIES
                                           TRUST AIM EQUITY
                                           FUNDS AIM FUNDS
                                           GROUP AIM GROWTH
                                           SERIES AIM
                                           INTERNATIONAL MUTUAL
                                           FUNDS AIM INVESTMENT
                                           FUNDS AIM INVESTMENT
                                           SECURITIES FUNDS AIM
                                           SECTOR FUNDS AIM
                                           STOCK FUNDS AIM
                                           placeCitySUMMIT FUND
                                           AIM TAX-EXEMPT FUNDS
                                           AIM VARIABLE
                                           INSURANCE FUNDS


                                           By:  /s/ John M. Zerr
                                               --------------------------------

                                           Title: Senior Vice President
                                               --------------------------------

                                           AIM TREASURER'S SERIES TRUST
                                           SHORT-TERM INVESTMENTS TRUST
                                           TAX-FREE INVESTMENTS TRUST


                                           By: /s/ Karen Dunn Kelley
                                               --------------------------------

                                           Title: President
                                               --------------------------------

                                           A I M ADVISORS, INC.

                                           By:  /s/ John M. Zerr
                                               --------------------------------

                                           Title: Senior Vice President
                                               --------------------------------

                                   EXHIBIT "A"


                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                                          EFFECTIVE DATE                       COMMITTED UNTIL*
---------                                          --------------                       ---------------
AIM Advantage Health Sciences Fund                   November 25, 2003
AIM Floating Rate Fund                                April 14, 2006
AIM Multi-Sector Fund                                November 25, 2003
AIM Select Real Estate Income Fund                     March 9, 2007
AIM Structured Core Fund                              March 31, 2006
AIM Structured Growth Fund                            March 31, 2006
AIM Structured Value Fund                             March 31, 2006



                                AIM EQUITY FUNDS


PORTFOLIO                                          EFFECTIVE DATE                       COMMITTED UNTIL*
---------                                          --------------                       ---------------
AIM Capital Development Fund                           June 21, 2000
AIM Charter Fund                                       June 21, 2000
AIM Constellation Fund                                 June 21, 2000
AIM Diversified Dividend Fund                        December 28, 2001
AIM Large Cap Basic Value Fund                         June 21, 2000
AIM Large Cap Growth Fund                              June 21, 2000


                                 AIM FUNDS GROUP

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Basic Balanced Fund                             September 28, 2001
AIM European Small Company Fund                       August 30, 2000
AIM Global Value Fund                                December 27, 2000
AIM International Small Company Fund                  August 30, 2000
AIM Mid Cap Basic Value Fund                         December 27, 2001
AIM Select Equity Fund                                 June 1, 2000
AIM Small Cap Equity Fund                             August 30, 2000

                                AIM GROWTH SERIES

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Basic Value Fund                                   June 5, 2000
AIM Global Equity Fund                               September 1, 2001
AIM Mid Cap Core Equity Fund                         September 1, 2001
AIM Small Cap Growth Fund                           September 11, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund

** Effective March 9, 2007, AIM Select Real Estate Income Fund, formerly the sole series of AIM Select Real Estate Income Fund, was restructured as a series of AIM Counselor Series Trust.

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM placeAsia Pacific Growth Fund                      June 21, 2000
AIM European Growth Fund                               June 21, 2000
AIM Global Aggressive Growth Fund                      June 21, 2000
AIM Global Growth Fund                                 June 21, 2000
AIM International Growth Fund                          June 21, 2000
AIM International Core Equity Fund                   November 25, 2003

                                                   AIM INVESTMENT FUNDS

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM country-regionplaceChina Fund                     March 31, 2006
AIM Developing Markets Fund                          September 1, 2001
AIM Global Health Care Fund                          September 1, 2001
AIM International Total Return Fund                   March 31, 2006
AIM country-regionplaceJapan Fund                     March 31, 2006
AIM LIBOR Alpha Fund                                  March 31, 2006
AIM Trimark Endeavor Fund                            November 4, 2003
AIM Trimark Fund                                     November 4, 2003
AIM Trimark Small Companies Fund                     November 4, 2003

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Global Real Estate Fund                           April 29, 2005
AIM High Yield Fund                                    June 1, 2000
AIM Income Fund                                        June 1, 2000
AIM Intermediate Government Fund                       June 1, 2000
AIM Limited Maturity Treasury Fund                     June 1, 2000
AIM Money Market Fund                                  June 1, 2000
AIM Municipal Bond Fund                                June 1, 2000
AIM Real Estate Fund                                September 11, 2000
AIM Short Term Bond Fund                              August 29, 2002
AIM Total Return Bond Fund                           December 28, 2001

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                AIM SECTOR FUNDS

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Energy Fund                                      November 25, 2003
AIM Financial Services Fund                          November 25, 2003
AIM Gold & Precious Metals Fund                      November 25, 2003
AIM Leisure Fund                                     November 25, 2003
AIM Technology Fund                                  November 25, 2003
AIM Utilities Fund                                   November 25, 2003

                                 AIM STOCK FUNDS

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Dynamics Fund                                    November 25, 2003
AIM S&P 500 Index Fund                               November 25, 2003

                            AIM CITYPLACESUMMIT FUND

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM CityplaceSummit Fund                               July 24, 2000

                              AIM TAX-EXEMPT FUNDS

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM High Income Municipal Fund                         June 1, 2000
AIM Tax-Exempt Cash Fund                               June 1, 2000
AIM Tax-Free Intermediate Fund                         June 1, 2000

                          AIM TREASURER'S SERIES TRUST

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
Premier Portfolio                                    November 25, 2003
Premier Tax-Exempt Portfolio                         November 25, 2003
Premier country-regionplaceU.S. Government Money     November 25, 2003
Portfolio

                          AIM VARIABLE INSURANCE FUNDS

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM V.I. Basic Balanced Fund                            May 1, 2000
AIM V.I. Basic Value Fund                           September 10, 2001
AIM V.I. Capital Appreciation Fund                      May 1, 2000
AIM V.I. Capital Development Fund                       May 1, 2000
AIM V.I. Core Equity Fund                               May 1, 2000
AIM V.I. Diversified Income Fund                        May 1, 2000
AIM V.I. Dynamics Fund                                April 30, 2004
AIM V.I. Financial Services Fund                      April 30, 2004
AIM V.I. Global Health Care Fund                      April 30, 2004
AIM V.I. Global Real Estate Fund                      April 30, 2004
AIM V.I. Government Securities Fund                     May 1, 2000
AIM V.I. High Yield Fund                                May 1, 2000
AIM V.I. International Growth Fund                      May 1, 2000
AIM V.I. Large Cap Growth Fund                       September 1, 2003
AIM V.I. Leisure Fund                                 April 30, 2004
AIM V.I. Mid Cap Core Equity Fund                   September 10, 2001
AIM V.I. Money Market Fund                              May 1, 2000
AIM V.I. Small Cap Equity Fund                       September 1, 2003
AIM V.I. Small Cap Growth Fund                        April 30, 2004
AIM V.I. Technology Fund                              April 30, 2004
AIM V.I. Utilities Fund                               April 30, 2004

                          SHORT-TERM INVESTMENTS TRUST

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
Government & Agency Portfolio                          June 1, 2000
Government TaxAdvantage Portfolio                      June 1, 2000
Treasury Portfolio                                     June 1, 2000
Liquid Assets Portfolio                                June 1, 2000
STIC Prime Portfolio                                   June 1, 2000

                           TAX-FREE INVESTMENTS TRUST

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
Tax-Free Cash Reserve Portfolio                        June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.